Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities $ in Thousands	Dec. 31, 2008 USD ($)
Schedule of estimated fair values of the assets acquired and liabilities [Abstract]
Net assets, excluding cash acquired	$ 1,069
Intangible assets, net	4,553
Goodwill	5,718
Total assets acquired net of acquired cash	$ 11,340